                 [LETTERHEAD OF PIPER & MARBURY APPEARS HERE]


                               December 31, 1997

LaSalle Partners Funds, Inc.
100 East Pratt Street
Baltimore, MD  21202

         Re:  Registration Statement on Form N-1A
              -----------------------------------

Ladies and Gentlemen:

     We have acted as counsel to LaSalle Partners Funds, Inc., a Maryland corporation (the "Company"), in connection with the filing with the Securities and Exchange Commission of a registration statement on Form N-1A (File Nos. 333-36161; 811-08373), as amended (the "Registration Statement"), registering an indefinite number of Retail Class and Institutional Class shares of the LaSalle Partners U.S. Real Estate Fund series of Common Stock, par value $.01 per share (the "Shares"), of the Company under the Securities Act of 1933, as amended. In our capacity as counsel to the Company, we have examined the charter and bylaws of the Company, the Registration Statement, the corporate action taken by the Company that provides for the issuance of the Shares, and such other documents and matters as we have deemed necessary and appropriate to render the opinions set forth in this letter. In reaching the opinions set forth below, we have assumed all documents submitted to us as originals are authentic, all documents submitted to us as certified or photostatic copies conform to the original documents, all signatures on all documents submitted to us for examination are genuine, and all public records reviewed are accurate and complete.

     Based upon and subject to the foregoing, we are of the opinion that the Shares have been duly authorized for issuance and, when issued and paid for as described in the Registration Statement, the Shares will be validly issued, fully paid and non-assessable.

LaSalle Partners Funds, Inc.
December 31, 1997
Page 2


        We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement and to the reference to our firm and the opinions set forth herein in the prospectus included in the Registration Statement. In giving our consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                              Very truly yours,

                              /s/ Piper & Marbury L.L.P.